Equity	12 Months Ended
Dec. 31, 2022
Equity [abstract]
EQUITY	EQUITY
26.1    Issued capital

		Quantity
Description	Company’s capital	Common shares	Preferred shares

At December 31, 2020	2,246,367	928,965,058	331,644,724
Share-based payment	44,509	—	2,035,286
At December 31, 2021	2,290,876	928,965,058	333,680,010
Share-based payment	23,065	—	1,943,398
At December 31, 2022	2,313,941	928,965,058	335,623,408
As established in the Company’s bylaws, each common share is entitled to 1 (one) vote. Preferred shares of any class do not have voting rights, however they do provide their holders:
•Capital repayment priority;
•The right to be included in a public offer for the purchase of shares, due to the transfer of control of the Company, under the same conditions and for a price per share equivalent to seventy-five (75) times the price per share paid to the controlling shareholder;
•The right to receive amounts equivalent to seventy-five (75) times the price per common share after the division of the remaining assets among the shareholders; and
•The right to receive dividends equal to seventy-five (75) times the amount paid to each common share.
Company shareholding structure is presented below:

	December 31, 2022			December 31, 2021
Shareholder	Common shares	Preferred shares	% economic participation	Common shares	Preferred shares	% economic participation

David Neeleman	67.0%	2.2%	4.5%	67.0%	1.7%	4.0%
Acionistas Trip (a)	33.0%	4.4%	5.4%	33.0%	5.5%	6.5%
United Airlines Inc	—%	8.0%	7.8%	—%	8.1%	7.8%
Blackrock	—%	5.0%	4.8%	—%	—%	—%
Others	—%	80.3%	77.4%	—%	84.6%	81.6%
Treasury shares	—%	0.1%	0.1%	—%	0.1%	0.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)     This refers to Trip Participações S.A., Trip Investimentos Ltda. and Rio Novo Locações Ltda.
The Company is authorized, by resolution of the Board of Directors, to increase the issued capital regardless of any amendments to bylaws, with the issue of up to 98,899,268 (ninety-eight million, eight hundred and ninety-nine thousand, two hundred and sixty-eight) new preferred shares. The Board of Directors will set the conditions for the issue, including price and payment term.
26.2    Treasury shares
26.2.1    Accounting policies
Own equity instruments that are acquired (treasury shares) are recognized at cost and deducted from equity. No gain or loss is recognized in profit or loss on the purchase, sale, issue or cancellation of these equity instruments. Any difference between the carrying amount and the fair value, if the share is reissued, is recognized in share premium.
26.2.2    Movement of treasury shares

Description	Number of shares	Amount paid

At December 31, 2020	265,461	13,182
Repurchase	477,800	16,198
Transfers	(358,732)	(17,421)
At December 31, 2021	384,529	11,959
Repurchase	313,102	3,923
Transfers	(347,632)	(5,678)
At December 31, 2022 (a)	349,999	10,204

(a)    Average cost of R$29.15
The Board of Directors meeting held on November 11, 2022 approved the repurchase plan of 1,300,000 preferred shares maturing in 18 months, to keep them in treasury for subsequent payment of the installments of the Restricted Stock Option plan. Until December 31, 2022, the Company had repurchased 260,000 shares under the current plan and 513,102 shares under the previous plan.